SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 13, 2003

TippingPoint Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15715	74-2902814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501B North Capital of Texas Highway, Austin, Texas 78731

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 681-8000

ITEM 7:    Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit 99.1    Press Release, dated June 13, 2003

ITEM 9:    Regulation FD Disclosure.

The information in this report is being furnished pursuant to Item 12 (“Results of Operations and Financial Condition”) of Form 8-K, in accordance with interim guidance provided by Securities and Exchange Commission Release 33-8216. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information furnished in this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

On June 13, 2003, TippingPoint Technologies, Inc. (the “Company”), issued a press release announcing the Company’s results of operations for its quarter ended April 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TippingPoint Technologies, Inc.

Date: June 13, 2003
By: /s/ Michael J. Rapisand

Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 13, 2003, issued by TippingPoint Technologies, Inc.